UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 14, 2012

(Date of report)

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	– AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amended and Restated Bylaws

(a)	On September 11, 2012, our Board of Directors amended and restated our bylaws, effective immediately. The changes were as follows:

•	Removing certain inapplicable provisions relating to a corporate seal (formerly Article I, Section 1.2);

•	Permitting shareholder meetings via remote communication (Article II, Sections 2.1 and 2.9, Article III, Section 3.6 and Article VIII, Section 8.1);

•	Permitting electronic communication (Article II, Sections 2.8, 2.9 and 2.20, Article III, Sections 3.6 and 3.12, Article VII, Section 7.4 and Article VIII, Section 8.1);

•	Removing certain inapplicable provisions relating to the certification by the Board of Directors of beneficial ownership (formerly Article II, Section 2.12);

•	Removing certain provisions regarding unanimous shareholder voting and unanimous shareholder consent inapplicable to a public company (formerly Article II, Sections 2.20 and 2.22);

•	Adding detailed provisions regarding the organization and conduct of shareholder meetings (Article II, Section 2.19);

•

Adding specificity regarding advance notice of shareholder proposals, including a requirement that notice be received not less than 90 days prior to the anniversary date of the immediately preceding regular meeting of shareholders and a description of the effect on the notice deadline of a change in the meeting date (Article II, Section 2.21);

•

Conforming the notice required for nominations to the notice required for shareholder proposals (90 days instead of 60 days) and describing the effect on the notice deadline of a change in the meeting date (Article III, Section 3.1);

•

Declassifying the board (as approved by our shareholders at the annual meeting of shareholders held on September 10, 2012) (Article III, Section 3.2) and removing a reference related to the formerly classified board with respect to filling vacancies (Article III, Section 3.3);

•	Removing inapplicable references to shareholder control agreements (Article III, Sections 3.4 and 3.11);

•	Removing detail regarding board committees, which is now set forth in committee charters, and expressly authorizing the creation of a special litigation committee (Article III, Section 3.14);

•	Clarifying that failure to provide notice of written action taken by the Board of Directors does not invalidate such action (Article III, Section 3.15);

•	Adding certain clarifications regarding the roles of executive officers (Article IV, Sections 4.3 and 4.9);

•	Clarifying that the salaries of executive officers are determined by the board or a committee thereof (Article IV, Section 4.6);

•	Specifying a forum for derivative action (Article VII, Section 7.8); and

•	Making other immaterial corrections and conforming changes.

The foregoing is a summary of the amendments adopted and is qualified in its entirety by reference to the amended and restated bylaws, which are attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 10, 2012, the Company held its annual meeting of shareholders. Set forth below for each matter voted upon, are the number of votes cast for, against or withheld, as well as the number of any abstentions and broker non-votes as to each such matter.

1. Election of Directors.

The following individuals were each elected as a director to serve a three-year term expiring at the annual meeting in 2015:

	For	Withhold	Broker Non-Vote
Scott P. Anderson	93,365,018	726,569	7,400,165
Ellen A. Rudnick	93,334,889	756,698	7,400,165
Harold C. Slavkin	93,100,376	991,211	7,400,165
James W. Wiltz	93,235,093	856,494	7,400,165

The following individual was elected as a director to serve a two-year term expiring at the annual meeting in 2014:

	For	Withhold	Broker Non-Vote
Jody H. Feragen	93,524,369	567,218	7,400,165

2. Approval of an amendment to our Bylaws.

For	Against	Abstain	Broker Non-Vote
93,810,303	171,354	108,781	7,400,314

3. Approval of an amendment to our Amended and Restated Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
87,703,045	6,254,189	134,204	7,400,314

4. Approval of an amendment to our Amended and Restated Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Vote
93,458,174	528,493	104,771	7,400,314

5. An advisory (non-binding) resolution to approve the executive compensation.

For	Against	Abstain	Broker Non-Vote
92,006,319	1,101,843	983,276	7,400,314

6. Ratification of the Selection of Independent Registered Public Accounting Firm.

The selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending April 27, 2013, was ratified based upon the following votes:

For	Against	Abstain	Non-Vote
100,848,779	522,060	120,913	0

7. An advisory (non-binding) resolution to approve the shareholder proposal regarding the adoption of cumulative voting.

For	Against	Abstain	Broker Non-Vote
20,705,163	73,230,086	156,189	7,400,314

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

3.2	Amended and Restated ByLaws of Patterson Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: September 14, 2012	By:	/s/ R. Stephen Armstrong

R. Stephen Armstrong
Executive Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated ByLaws of Patterson Companies, Inc.